SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 20, 2009



                           U.S. HELICOPTER CORPORATION
               (Exact Name of Registrant as Specified in Charter)



     Delaware                              001-32580               27-0096927
---------------------------------        -------------        ------------------
(State or Other Jurisdiction of          (Commission            (IRS Employer
Incorporation or Organization)           File Number)        Identification No.)

6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, NY
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(Address of Principal Executive Offices)                         10004
                                                                 -----
                                                                 (Zip Code)

       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 20, 2009, U.S. Helicopter Corporation ("we", "us" or the "Company") closed on a bridge loan transaction with 154 West Aviation Enterprises Inc. (the "Investor"), pursuant to which we agreed to issue a total of $130,000 in principal amount of notes (the "Notes") (such loan, the "Loan").

         The Notes accrue interest at the rate of 15% per annum from the date of issuance. We used the proceeds received in this financing for working capital. No fees or other commissions were paid in connection with this transaction.

         The Loan, along with all accrued and unpaid interest, is repayable on the earlier of (a) 24 hours after we receive our next regular monthly payment from our highest paying customer in an amount at least equal to all amounts due under the Notes (the "Payment") or (b) March 1, 2009.

         To secure repayment of the Loan once we have received the Payment, John
G. Murphy, our Chief Executive Officer and President, and George J. Mehm, Jr., our Chief Financial Officer, Senior Vice President and Treasurer (together, the "Guarantors") agreed to jointly and severally guarantee repayment of the Loan in full. Such guaranty takes effect upon our receipt of the Payment. In the event we do not repay the Loan, along with any accrued and unpaid interest, within 24 hours of its receipt of the Payment as required by the Notes, the Guarantors shall, upon issuance of written notice by Lender, immediately make such payment.

         Issuance of the securities sold in these transactions was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to two accredited investors in private transactions without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 26, 2009

                                            U.S. HELICOPTER CORPORATION
                                            (Registrant)



                                            By:        /s/ George J. Mehm, Jr.
                                                     ---------------------------
                                                     George J. Mehm, Jr.
                                                     Chief Financial Officer